UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2017

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant

Penn National Gaming, Inc. (the “Company”) and its Audit Committee of the Board of Directors of the Company (“Audit Committee”) recently completed a comprehensive, competitive process to select an independent registered public accounting firm for the year ending December 31, 2017.  On March 4, 2017, the Company notified Ernst & Young LLP (“EY”) of its dismissal as the Company’s independent registered public accounting firm effective immediately which was approved by the Audit Committee.

The audit reports of EY on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through March 4, 2017, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of EY would have caused EY to make reference to the matter in their report.

As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 10-K”), management concluded that the Company did not maintain effective internal control over financial reporting as of December 31, 2015 as a result of the following material weaknesses: (i) the Company failed to maintain effective controls and procedures over the evaluation and accounting of certain complex and non-routine transactions, including lease transactions and (ii) the Company failed to maintain effective controls and procedures over the calculation of impairment charges for goodwill and indefinite-lived intangible assets.  A description of the material weaknesses is contained in Item 9A of the 2015 10-K.  These material weaknesses were remediated as of December 31, 2016, and EY’s report expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016. The Audit Committee has discussed the matter described in this paragraph with EY and has authorized EY to respond fully to the inquiries of a successor accountant concerning such matter.

The Company provided EY with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of EY’s letter to the SEC, dated March 8, 2017, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of Independent Accountant

On March 4, 2017, the Company notified Deloitte & Touche LLP (“Deloitte”) of its engagement as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  The engagement of Deloitte was approved by the Audit Committee.

During the fiscal years ended December 31, 2016 and 2015 and in the subsequent interim period through March 4, 2017, the Company did not consult with Deloitte regarding any matter relating to either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated March 8, 2017 to the Securities and Exchange Commission.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 8, 2017	PENN NATIONAL GAMING, INC.

	By:	/s/ William J. Fair
	Name:	William J. Fair
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated March 8, 2017 to the Securities and Exchange Commission.